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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 1, 2001


                               Danaher Corporation
             (Exact name of Registrant as Specified in its Charter)



         Delaware                  1-8089                        59-1995548
     (State or other            (Commission File              (I.R.S. Employer
     jurisdiction of               Number)                   Identification No.)
     incorporation or
      organization)


     2099 Pennsylvania Avenue, NW, 12th Floor                       20037
         Washington, D.C. 20006-1813                              (Zip Code)
     (Address of Principal Executive Offices)


               Registrant's telephone number, including area code:

                                 (202) 828-0850




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ITEM 5.    Other Events.

     On August 1, 2001, Danaher Corporation, a Delaware Corporation ("Danaher"), announced that it had made a merger proposal to Cooper Industries, Inc. Danaher issued a press release announcing the proposal on August 1, 2001. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.


ITEM 7.    Exhibits.

      EXHIBIT NO.         DESCRIPTION
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      99.1                Press Release, dated August 1, 2001






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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Danaher Corporation
                             (Registrant)

Date:  August 1, 2001        By:    /s/ Christopher C. McMahon
                             Name:  Christopher C. McMahon
                             Title: Vice President - Controller


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                                  EXHIBIT INDEX


      EXHIBIT NO.         DESCRIPTION
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      99.1                Press Release, dated August 1, 2001




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